Mosaic Income Trust

Mosaic High Yield Fund
Mosaic Government Fund
Mosaic Bond Fund

Annual Report
December 31, 1998

Mosaic Funds

Mosaic Income Trust
Letter to the Shareholders
December 31, 1998

Dear Shareholder:

The year ended December 31, 1998, our first full calendar year under the Mosaic name, was an eventful one for the Income Trust and the markets in which the funds are invested. Despite some notable economic bumps, all three of the funds in the Income Trust ended the period with positive results.

One-year total returns through December 31, 1998 were: 4.07% for High Yield Fund; 8.52% for Government Fund; and 7.33% for Bond Fund.

The past year was an important one for Mosaic, as we realized our initial goals for our newly named fund family. Some of these improvements are represented in our expanded newsletter and annual reports. Others are seen in terms of service, as we worked hard to make information more accessible to you through our 24-hour automated telephone line, Mosaic Tiles (1-800-336-
3063) and our website at www.mosaicfunds.com.

We adjusted our fund lineup to provide you a variety of investment vehicles and realigned our stock funds to reflect our discipline of seeking the best companies at reasonable valuations.

We hope you are taking advantage of our expanded services and will consider a fresh look at our fund lineup in light of the diversification opportunities we now provide.

Thank you again for your continued confidence in Mosaic.

     Sincerely,

     (signature)

     Katherine L. Frank
     President
     Mosaic Funds

Mosaic Income Trust
Management's Discussion of Fund Performance
December 31, 1998

The Year in Review

Despite a surplus of international woes, domestic political upheaval, and a volatile stock market, patient bond investors were rewarded with another year of solid returns. The U.S. bond market exceeded last year's return with the help of falling interest rates, ongoing global financial turmoil and expectations of slower economic growth.

The year began with sound economic conditions, rising commodity prices and the stock market reaching new highs daily. Internationally, Asian markets appeared to be on the mend while it was argued that world economic problems would be contained to Asia. The yield curve--the relationship between yields of short-term and long-term bonds--remained very flat providing very little advantage for investing in longer bonds.

By mid-summer the stock market was hitting new, perhaps unsustainable, highs and the world economic problems no longer seemed contained abroad. Commodity prices turned down abruptly, suggesting possible deflation. The Russian economy collapsed and they defaulted on their debt. Latin America economies were troubled. The Federal Reserve Board began to hint at the need to lower interest rates. All of these factors suggested strong bond performance, and we lengthened the maturity of bonds in the Income Trust portfolios.

In late summer, the stock market suffered a sharp decline and the flow of funds was redirected to the bond market. Ten-year bond yields ultimately fell by more than one percent. As we entered the fall, the wake of international uncertainties and the stock market drop drove investors from around the world to the perceived safety of U.S. Treasury bonds. This produced a relative value gap between government and corporate bonds.

While there has been wide sentiment for a reversal in our domestic economy, we do not see the economy rolling over again. Growth in the first quarter of 1999 is expected to be rather robust. The consumer continues to spend more than he earns and appears as confident of his financial well-being as ever. The stock market, a barometer of future economic strength, looks strong as we enter 1999, and it is hard to believe the Fed would lower interest rates further while the stock market is once again accelerating to new heights.

Long term, the world economic softness will likely be felt on our shores. As a result, rates should continue a gradual decline and inflation should remain subdued. However, as long as the consumer (representing two-thirds of the economy) has a head of steam and a pocketful of stock market gains, this slowing will likely be deferred.

Portfolio Review

Mosaic High Yield Fund

The high yield market had a difficult year in 1998, with the average high-yield bond fund ending the year slightly negative at -0.08%, as reported by the Lipper High Yield Bond Fund Index. For the year ended December 31, 1998, Mosaic High Yield had a relatively strong result, with a total return of 4.07%.

The global turmoil mentioned above had an even bigger impact on the high yield market than on U.S. Treasury or investment grade corporate bonds. As investors feared the worst, higher risk assets (such as high yield bonds) suffered the most. For example, The CSI Asian High Yield Index was down nearly 25% for 1998. The Mosaic High Yield Fund was able to post a solid positive return in this environment due to its more cautious and higher quality approach to managing assets in the high yield market.

Results were enhanced by our investments in the telecommunications, cable and utility sectors. Among the better returns posted were those of Toledo Edison, Century Communications and CBS Corp. These companies did well primarily because their revenue streams are generated domestically and as such they were not directly impacted by the various financial crises around the globe. The weakest bond in the entire portfolio was Golden Books Family Entertainment, whose operating results were below expectation due to very strong competitive pressures.

With our outlook for a slower global economy, we will continue to position the portfolio in a somewhat more cautious and defensive posture, while still maintaining an attractive yield.

Fund-at-a-Glance

Objective: Mosaic High Yield provides relatively higher income by investing in lower-rated corporate bonds.
Net Assets:  $6.2 million
Date of Inception: July 21, 1983
Ticker: GITMX

Mosaic Government Fund

For the calendar year ended December 31, 1998, the Mosaic Government Fund returned 8.52%. The year proved to be a good one for Treasuries in particular, with the Lipper Intermediate U.S. Government Fund Index up 8.17% for the year. This focus on Treasury securities and minimal exposure to mortgage backed bonds, helped the Fund outpace its peer group for the 12 month period. By extending portfolio maturities at mid-year, we particularly helped the Fund's relative performance, as interest rates fell and bond prices rose, shortly after we extended the Fund's duration.

Fund-at-a-Glance

Objective: Mosaic Government provides investors with monthly dividends by investing in bonds and other securities issued or guaranteed by the U.S. Government.
Net Assets:  $5.8 million
Date of Inception: July 21, 1983
Ticker: GIGVX

Mosaic Bond Fund

For the calendar year ended December 31, 1998, the Mosaic Bond Fund returned 7.33%. The Lipper General Bond Fund Index was up 6.66% for the same period. Good relative returns resulted because we extended the Fund's maturities at mid-year, and then significantly increased corporate bond holdings in late fall as corporate bond yield premiums rose relative to Treasury yields. This increase in the credit risk of the Fund proved rewarding as corporate bonds performed well late in 1998 when the Federal Reserve began lowering short-term interest rates.

Fund-at-a-Glance

Objective: Mosaic Bond Fund has the dual goal of providing dividend income while seeking capital preservation. The fund invests mainly in investment grade corporate and government bonds of intermediate maturity.
Net Assets:  $824 thousand
Date of Inception: April 23, 1990
Ticker: MBNDX

Comparison of Changes in the Value of a $10,000 Investment

Depicted herein are the following line graphs:

      High Yield Lehman    Lipper Corp.
	Fund       Aggregate Bond High Yield
1988	 10,000 	 10,000 	 10,000
1989	 10,279 	 11,453 	 9,723
1990	 9,503 	 12,479 	 8,642
1991	 11,938 	 14,476 	 12,118
1992	 13,381 	 15,547 	 14,343
1993	 15,393 	 17,063 	 17,189
1994	 14,981 	 16,565 	 16,557
1995	 17,146 	 19,624 	 19,435
1996	 18,318 	 20,337 	 21,886
1997	 20,135 	 23,287 	 24,723
1998	 20,955 	 25,311 	 25,729

	Government	Lehman Intermediate
	Fund        Gov't Bond Index
1988	 10,000 	 10,000
1989	 11,111 	 11,268
1990	 11,910 	 12,345
1991	 13,561 	 14,087
1992	 14,292 	 15,063
1993	 15,672 	 16,294
1994	 15,106 	 16,009
1995	 17,277 	 18,316
1996	 17,336 	 19,059
1997	 18,671 	 20,531
1998	 20,261 	 22,274

             Bond  Lehman Intermediate
             Fund  Gov't Corp Bond Index

04/23/1990   10,000 	 10,000
1990         10,535 	 10,953
1991         12,011 	 12,554
1992         12,505 	 13,454
1993         13,261 	 14,637
1994         12,984 	 14,355
1995         14,816 	 16,555
1996         15,201 	 17,226
1997         16,119 	 18,581
1998         17,301 	 20,150

Average Annual Total Return  One Year  Five Years  Ten Years
High Yield Fund               4.07%      6.37%        7.68%
Government Fund               8.52%      5.27%        7.32%
Bond Fund                     7.33%      5.46%        6.51%*
  *Since inception on 4/23/90

Past performance is not predictive of future performance.

Report of Independent Auditors

To the Board of Trustees and Shareholders of Mosaic Income Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the High Yield, Government, and Bond Funds (the "Funds") of the Mosaic Income Trust as of December 31, 1998, and the related statements of operations for the year then ended, changes in net assets and the financial highlights for the year then ended and the periods ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended March 31, 1997 and the financial highlights of the High Yield and Government Funds for each of the years in the four-year period ended March 31, 1997 were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on the statements of changes in net assets and financial highlights. The financial highlights of the Bond Fund for each of the years in the three-year period ended December 31, 1996 were audited by other auditors whose report, dated January 24, 1997, expressed an unqualified opinion on the statements of changes in net assets and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Yield, Government, and Bond Funds of the Mosaic Income Trust as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for the year then ended and the periods ended December 31, 1997 in conformity with generally accepted accounting principles.

(signature)
Deloitte & Touche LLP

Princeton, New Jersey
February 10, 1999

High Yield Fund
Portfolio of Investments - December 31, 1998
Credit Rating*                                        Principal
Moody's S&P                                           Amount       Value
CORPORATE DEBT SECURITIES: 97.07% of net assets
        CABLE TELEVISION:  7.25%
B1   BB-  CSC Holdings, Inc., Senior Subordinated
          Debentures, 9.875%, 2/15/13                 $200,000  $  224,750
Ba3  BB-  Century Communications Corporation,
          Senior Notes, 8.875%, 1/15/07                200,000     221,500
        CAPITAL GOODS:  6.10%
Ba3  BB-  American Standard, Inc., Senior Notes,
          7.375%, 2/1/08                               175,000     177,406
Ba2  BB+  Federal-Mogul Corporation, Notes, 7.875%,
          7/1/10                                       200,000     198,000
        CELLULAR COMMUNICATIONS:  4.45%
B2   B    Paging Network, Inc., Senior Subordinated
          Notes, 10.125%, 8/1/07                       100,000     100,000
Baa3 A-   Sprint Spectrum, L.P., Senior Notes, 11%,
          8/15/06                                      150,000     174,000
        CHEMICALS:  2.10%
B3   B+   Sterling Chemicals, Inc., Senior Subordinated
          Notes, 11.75%, 8/15/06                       150,000     129,000
        CONSUMER PRODUCTS:  3.13%
B3   B    Outboard Marine Corporation, Notes, Series A,
          8.625%, 3/15/01                              100,000      98,000
B2   B    Revlon Consumer Products Corporation, Senior
          Notes, 8.125%, 2/1/06                        100,000      94,500
        CONSUMER STAPLES - FOOD:  1.70%
B1   B+   Chiquita Brands International, Inc., Senior
          Notes, 10.25%, 11/1/06                       100,000     104,375
        ENERGY:  4.96%
Ba3  BB   Clark Oil & Refining Corporation, Senior
          Notes, 9.5%, 9/15/04                         200,000     197,000
Ba1  BB+  Oryx Energy Company, 8.125%, 10/15/05        100,000     108,000
        FOREST & PAPER PRODUCTS:  5.74%
B2   B-   Container Corporation of America, Senior
          Notes, 9.750%, 4/1/03                        100,000     101,125
B3   B    Crown Paper Company, Senior Subordinated
          Notes, 11%, 9/1/05                           175,000     153,125
B3   B-   Stone Container Corporation, Senior
          Subordinated Debentures, 10.75%, 4/1/02      100,000      99,000
        GAMBLING:  2.14%
B2   B    Trump Atlantic City Associates, First
          Mortgage Notes, 11.25%, 5/1/06               150,000     132,000
        HEALTHCARE:  7.25%
Ba2  BBB- Healthsouth Corporation, Senior Subordinated
          Notes, 9.5%, 4/1/01                          150,000     155,438
B2   B-   Integrated Health Services, Inc., Senior
          Subordinated Notes, Series A, 9.25%, 1/15/08  80,000      76,200
Ba3  BB-  Tenet Healthcare Corporation, Senior
          Subordinated Notes, 8.625%, 1/15/07          200,000     214,250
        HOMEBUILDING:  2.69%
Ba2  BB   D R Horton, Inc., Senior Notes, 10%, 4/15/06 156,000     165,360
       LODGING & RESTAURANTS:  5.47%
Ba3  B+ Apple South, Inc., Senior Notes, 9.75%, 6/1/06 200,000     190,500
Ba2  BB   HMH Properties, Inc., Senior Notes, Series
          B, 7.875%, 8/1/08                            150,000     146,437
        RADIO & TV BROADCASTING:  7.91%
B3  N/R   SFX Broadcasting, Inc., Senior Subordinated
          Notes, 11.375%, 10/1/00                      250,000     260,625
Baa3 BBB- Westinghouse Electric Corporation,
          Debentures, 8.625%, 8/1/12                   200,000     226,000
        RETAIL:  5.47%
Baa3 BBB- Tommy Hilfiger USA, Inc., Senior Notes,
          6.85%, 6/1/08                                200,000     197,250
Ba2  BB   Michael's Stores, Inc., Senior Notes,
          10.875%, 6/15/06                             131,000     139,187
        SOVERIGN NATIONS:  2.23%
Ba2 BB+  Korea Development Bank, Bonds, 7.25%, 5/15/06 150,000     137,438
        SUPERMARKETS:  5.84%
Ba2 BB+  Fred Meyer, Inc., Senior Notes, 7.45%, 3/1/08 150,000     162,375
Caa3 CCC+ Supermarkets General Holdings Corp.,
          Subordinated Notes, 11.625%, 6/15/02         200,000     197,250
        TECHNOLOGY:  8.16%
Ba3  B    Advanced Micro Devices, Inc., Senior Notes,
          11%, 8/1/03                                  150,000     159,000
Caa1 CCC  Dictaphone Corporation, Senior Subordinated
          Notes, 11.75%, 8/1/05                        100,000      97,500
Ba1  BBB  Seagate Technology, Inc., Senior Notes,
          7.37%, 3/1/07                                250,000     245,625
        TELECOMMUNICATIONS:  4.34%
Caa1 CCC  Globalstar, L.P., Senior Notes, 11.25%,
          6/15/04                                      100,000      75,750
B3   B-   Iridium, L.L.C., /Iridium Capital, Senior
          Notes, Series A, 13%, 7/15/05                100,000      92,000
B3   B    Level 3 Communications, Inc., Senior Notes,
          9.125%, 5/1/08                               100,000      99,500
        TEXTILES:  3.34%
Ba3  BB   WestPoint Stevens, Inc., Senior Notes,
          7.875%, 6/15/08                              200,000     205,500
        TRANSPORTATION:  1.60%
Ba2  BB   Northwest Airlines, Inc., Notes, 8.7%,
          3/15/07                                      100,000      98,625
        UTILITIES:  5.20%
Ba3  BB   CMS Energy Corporation, Senior Notes,
          8.125%, 5/15/02                              150,000     157,875
Ba3  BB-  Toledo Edison Company, Debentures, 8.7%,
          9/1/02                                       150,000     162,188
     TOTAL CORPORATE DEBT SECURITIES (Cost $6,001,538)          $5,973,654
     REPURCHASE AGREEMENT:  0.47% of net assets
      With Donaldson, Lufkin & Jenrette Securities Corporation issued 12/31/98 at 4.625%, due 1/4/99, collateralized by $29,580 in United States Treasury Notes due 6/30/00. Proceeds at maturity are $29,015
      (Cost $29,000)                                             $   29,000
     TOTAL INVESTMENTS (Cost $6,030,538)                         $6,002,654
     CASH AND RECEIVABLES LESS LIABILITIES:  2.46% of net assets $  151,652
     TOTAL NET ASSETS: 100%                                      $6,154,306

Government Fund
Portfolio of Investments - December 31, 1998

Credit Rating*                                             Principal
Moody's S&P                                                Amount     Value
US GOVERNMENT & AGENCY OBLIGATIONS:  93.76% of net assets
  US TREASURY NOTES:  51.62%
Aaa AAA US Treasury Notes, 7.125%, 2/29/00             $150,000   $ 154,121
Aaa AAA US Treasury Notes, 7.75%, 2/15/01               350,000     371,798
Aaa AAA US Treasury Notes, 6.25%, 4/30/01               500,000     518,140
Aaa AAA US Treasury Notes, 7.25%, 5/15/04               450,000     504,243
Aaa AAA US Treasury Notes, 5.875%, 11/15/05             775,000     828,297
Aaa AAA US Treasury Notes, 5.625%, 2/15/06              250,000     264,605
Aaa AAA US Treasury Notes, 6.5%, 10/15/06               300,000     333,777
  US GOVERNMENT AGENCY NOTES:  30.91%
Aaa AAA Fannie Mae Notes, 5.75%, 4/15/03                550,000     565,669
Aaa AAA Fannie Mae Notes, 5.75%, 6/15/05                350,000     362,936
Aaa AAA Fannie Mae Notes, 6.65%, 3/8/06                 325,000     334,282
Aaa AAA Fannie Mae Notes, 5.75%, 2/15/08                250,000     259,312
Aaa AAA Freddie Mac Notes, 5.75%, 4/15/08               250,000     259,068
  MORTGAGE BACKED SECURITIES:  11.23%
Aaa AAA Freddie Mac, Gold Pass Through Certificates
        #E57247, 6.5%, 3/1/09                           283,629     288,059
Aaa AAA Government National Mortgage Association II,
        Guaranteed Pass Through Certificates #2483,
        7%, 9/20/27                                     352,374     359,309
TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (Cost $5,138,950)       $5,403,616
  REPURCHASE AGREEMENT:  5.28% of net assets
        With Donaldson, Lufkin & Jenrette Securities Corporation issued 12/31/98 at 4.625%, due 1/4/99, collateralized by $310,080 in United States Treasury Notes due 6/30/00.
        Proceeds at maturity are $304,156. (Cost $304,000)       $  304,000
TOTAL INVESTMENTS (Cost $5,442,950)                              $5,707,616
  CASH AND RECEIVABLES LESS LIABILITIES:  0.96% of net assets    $   55,203
  TOTAL NET ASSETS: 100%                                         $5,762,819

Bond Fund
Portfolio of Investments  - December 31, 1998

Credit Rating*                                           Principal
Moody's S&P                                              Amount     Value

    COLLATERALIZED MORTGAGE OBLIGATIONS:  8.65% of net assets
Aaa  AAA  Ryland Acceptance Corporation, Class Four,
          Series 76, 9%, 8/1/18                        $ 67,335   $ 71,195
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $68,194)          71,195
    CORPORATE DEBT SECURITIES:  53.45% of net assets
       CONSUMER CYCLICALS:  4.85%
Baa3 BBB- Tommy Hilfiger USA, Inc., 6.5%, 6/1/03         40,000     39,950
       FINANCIALS:  20.55%
Aa3  A-   Associates Corporation North America, Senior
          Notes, 6%, 4/15/03                             40,000     40,800
A1   A    Ford Motor Credit Company, 7.75%, 3/15/05      40,000     44,450
Aa3  AA-  Merrill Lynch & Company, Inc., 7%, 1/15/07     40,000     43,050
Aa3  A+   Morgan Stanley Dean Witter Discover & Company,
          6.375%, 8/1/02                                 40,000     40,950
      RETAIL:  10.42%
A2   A    Gap, Inc., 6.9%, 9/15/07                       40,000     43,950
Baa1 BBB+ Kohls Corporation, 6.7%, 2/1/06                40,000     41,900
      TECHNOLOGY:  17.63%
A3   A-   Arrow Electronics, Inc., Senior Notes, 7%,
          1/15/07                                        40,000     44,000
Baa2 BBB- Lexmark International, Inc., 6.75%, 5/15/08    40,000     40,200
Aa3  AA-  Motorola, Inc., 5.8%, 10/15/08                 40,000     40,900
A2   A    Xerox Corporation, 5.5%, 11/15/03              20,000     20,050
   TOTAL CORPORATE DEBT SECURITIES (Cost $426,211)                 440,200
 US GOVERNMENT & AGENCY OBLIGATIONS:  28.14% of net assets
Aaa  AAA  US Treasury Notes, 6.25%, 5/31/00             110,000    112,404
Aaa  AAA  US Treasury Notes, 6.25%, 4/30/01             105,000    108,809
Aaa  AAA  Fannie Mae Notes, 6%, 5/15/08                  10,000     10,579
   TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (Cost $227,563)        231,792
 TOTAL INVESTMENT SECURITIES                                      $743,187
   REPURCHASE AGREEMENT:  8.26% of net assets
     With Donaldson, Lufkin & Jenrette Securities Corporation
     issued 12/31/98 at 4.625%, due 1/4/99, collateralized by
     $69,360 in United States Treasury Notes due 6/30/00.
     Proceeds at maturity are $68,035.  (Cost $68,000)            $ 68,000
 TOTAL INVESTMENTS (Cost $789,968)                                $811,187
   CASH AND RECEIVABLES LESS LIABILITIES:  1.50% of net assets    $ 12,341
   TOTAL NET ASSETS: 100%                                         $823,528

Notes to the Portfolio of Investments:
*     Unaudited
Moody's     Moody's Investors Services, Inc.
S&P     Standard & Poor's Corporation

Statements of Assets and Liabilities
December 31, 1998

                                   High Yield     Government     Bond
                                      Fund           Fund        Fund

ASSETS
Investments, at value (Note 1 and 2)
     Investment securites          $5,973,654     $5,403,616     $743,187
     Repurchase agreements             29,000        304,000       68,000

     Total investments              6,002,654      5,707,616      811,187
Cash                                      708            526          969
Receivables
     Interest                         157,608         68,388       11,650
     Capital shares sold                6,097             --           --
     Total assets                   6,167,067      5,776,530      823,806
LIABILITIES
Payables
     Dividends                          8,693          2,390          278
     Capital shares redeemed            4,068         11,321           --
     Total liabilities                 12,761         13,711          278
NET ASSETS (Note 4)                $6,154,306     $5,762,819     $823,528
CAPITAL SHARES OUTSTANDING            888,809        563,734       38,819
NET ASSET VALUE PER SHARE               $6.92         $10.22       $21.21

Statements of Operations
For the year ended December 31, 1998

                                   High Yield     Government     Bond
                                      Fund           Fund        Fund

INVESTMENT INCOME (Note 1)
Interest income                      $572,422     $342,382     $58,948
Other investment income                25,090           --          --
     Total investment income          597,512      342,382      58,948
EXPENSES (Notes 3 and 5)
Investment advisory fees               40,518       35,388       4,917
Transfer agent, administrative,
  registration and professional fees   34,359       29,443       5,901
     Total expenses                    74,877       64,831      10,818
NET INVESTMENT INCOME                 522,635      277,551      48,130
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
  investments                        (239,050)      44,837       9,796
Change in net unrealized appreciation
  (depreciation) of investments       (19,659)     138,728      13,124
NET GAIN (LOSS) ON INVESTMENTS       (258,709)     183,565      22,920
TOTAL INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS          $263,926     $461,116     $71,050

Statements of Changes in Net Assets
for the period indicated

                                         High Yield Fund               Government Fund           Bond Fund
                                  Year       Nine         Year    Year      Nine         Year    Year       Year
                                  Ended      Months Ended Ended   Ended     Months Ended Ended   Ended      Ended
                                  December   December   March     December  December   March     December   December
                                  31, 1998   31, 1997   31, 1997  31, 1998  31, 1997   31, 1997  31, 1998   31, 1997
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income               $522,635   $399,808   $522,821  $277,551  $223,044   $321,769  $ 48,130   $108,414
Net realized gain (loss) on
  investments                       (239,050)    80,365      8,912    44,837   (64,210)   (44,628)    9,796      4,737
Net unrealized appreciation
  (depreciation) of investments      (19,659)   112,883   (149,195)  138,728   333,544   (128,957)   13,124       (273)
Total increase in net assets resulting
  from operations                    263,926    593,056    382,538   461,116   492,378    148,184    71,050    112,878
DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income     (522,572)  (399,808)  (522,821) (277,551) (223,044)  (321,769)  (48,082)  (109,872)
CAPITAL SHARE
TRANSACTIONS (Note 8)               (103,499)    69,342   (395,943)   80,235  (561,940)  (890,892) (325,972)(2,964,462)
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                           (362,145)   262,590   (536,226)  263,800  (292,606)(1,064,477) (303,004)(2,961,456)
NET ASSETS
Beginning of period               $6,516,451 $6,253,861 $6,790,087$5,499,019$5,791,625 $6,856,102$1,126,532 $4,087,988
End of period                     $6,154,306 $6,516,451 $6,253,861$5,762,819$5,499,019 $5,791,625 $ 823,528 $1,126,532

Financial Highlights

Selected data for a share outstanding throughout each period:

                                                                                                Ratio of
                     Net                                                               Ratio of net
       Net           realized &        Distri-                   Net           Net     expenses investment
       asset  Net    unrealized        butions                   asset         assets  to      income
       value  invest. gain  Total from from netDist.             value         end of  average (loss)     Port.
       begin  income (loss) on invest. invest. fm. cap.Total     end of Total  period  net     to average turnover
       period (loss) invest's operat's income  gains   dist'ions period return (1000s) assets  net assets rate



High Yield Fund
1998   $7.21  $0.58   $(0.29)  $ 0.29 $(0.58)  --       $(0.58)  $ 6.92  4.07%  $6,154  1.16%   8.11%       43%
1997-2  7.01   0.43     0.20     0.63  (0.43)  --        (0.43)    7.21  9.12    6,516  1.20-4  7.90-4      38
1997-3  7.16   0.57    (0.15)    0.42  (0.57)  --        (0.57)    7.01  6.06    6,254  1.44    8.07        95
1996-3  6.94   0.61     0.22     0.83  (0.61)  --        (0.61)    7.16 12.32    6,790  1.60    8.47       237
1995-3  7.29   0.60    (0.35)    0.25  (0.60)  --        (0.60)    6.94  3.75    6,726  1.52    8.56       243
1994-3  7.46   0.61    (0.17)    0.44  (0.61)  --        (0.61)    7.29  5.89    7,702  1.54    8.02       251
Government Fund
1998   $9.89  $0.49    $0.33    $0.82 $(0.49)  --       $(0.49)  $10.22  8.52%  $5,763  1.15%   4.93%       46%
1997-2  9.43   0.38     0.46     0.84  (0.38)  --        (0.38)    9.89  9.07    5,499  1.16-4  5.26-4      37
1997-3  9.71   0.49    (0.28)    0.21  (0.49)  --        (0.49)    9.43  2.29    5,792  1.43    5.09        17
1996-3  9.55   0.47     0.16     0.63  (0.47)  --        (0.47)    9.71  6.56    6,856  1.59    4.77       190
1995-3  9.70   0.39    (0.15)    0.24  (0.39)  --        (0.39)    9.55  2.67    7,653  1.52    4.12       318
1994-3 10.62   0.36    (0.14)    0.22  (0.36)  $(0.78)   (1.14)    9.70  1.95    8,576  1.54    3.53       287
Bond Fund-1
1998  $20.75  $1.03    $0.46    $1.49  (1.03)  --       $(1.03)  $21.21  7.33%  $  824  1.11%   4.92%       82%
1997   20.63   1.089    0.121)   1.20  (1.08)  --        (1.08)   20.75  6.04    1,127  1.65    4.79        49
1996   21.17   1.07    (0.55)    0.52  (1.06)  --        (1.06)   20.63  2.55    4,088  1.51    4.86        94
1995   19.62   1.17     1.55     2.72  (1.17)  --        (1.17)   21.17 14.11    5,792  1.35    5.49        58
1994   21.21   1.15    (1.59)   (0.44) (1.15)  --        (1.15)   19.62 (2.11)   7,166  1.18    5.50        78

1  Data prior to June 13, 1997 represents Madison Bond Fund, Inc.
2  For the nine-month period ended December 31, 1997.
3  For the year ended March 31.
4  Annualized.
Notes:
Effective July 31, 1996, the investment advisory services transferred to Madison Mosaic, LLC from Bankers Finance Investment Management Corp.

Mosaic Income Trust
Notes to Financial Statements
December 31, 1998

1. Summary of Significant Accounting Policies. Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains three separate funds whose principal objectives are to obtain high current income. The High Yield Fund invests in long-term debt securities which may include securities rated as low as "Caa" or "CCC" by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively. The Government Fund invests in securities of the U. S. Government and its agencies. The Bond Fund invests in investment grade corporate, government and government agency fixed-income securities. Data for the Bond Fund prior to June 13, 1997 represents the former Madison Bond Fund, Inc. which merged ino the Trust on such date.

Securities Valuation: Securities having maturities of 60 days or less are valued at amortized cost, if determined to approximate market value. Securities having longer maturities, for which market quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Repurchase Agreements are valued at amortized cost, which approximates market value.

Investment Income: Interest income, net of amortization of premium or discount, and other income (if any) is accrued as earned.

Dividends: Net investment income, determined as gross investment income less expenses, is declared as a regular dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Capital gains distributions, if any, are declared and paid annually at calendar year end. Additional distributions may be made if necessary.

Income Tax: In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, substantially all of the taxable income of each fund is distributed to it shareholders and therefore, no income tax provision is required. As of December 31, 1998, the High Yield, Government, and Bond Funds had available for federal income tax purposes the following unused capital loss carryovers:

Expiration Date     High Yield Fund     Government Fund     Bond Fund

December 31, 2002     $740,266                 --             $188,652
December 31, 2003           --              $268,589            94,831
December 31, 2004           --                44,628                --
December 31, 2005           --                64,210               293
December 31, 2006      239,050                    --                --

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fiscal Year and Accountants: Beginning April 1, 1997 the Trust's fiscal year changed to December 31 and the Trust changed its Independent Auditors to Deloitte & Touche LLP.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Mosaic, LLC ("the Advisor"), earns an advisory fee equal to 0.625% per annum of the average net assets of the Trust's High Yield and Government Funds and 0.50% per annum of the average net assets of the Bond Fund; the fees are accrued daily and are paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996.

4. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of December 31, 1998:

                              High Yield     Government     Bond
                              Fund           Fund           Fund

  Aggregate cost              $6,030,538     $5,442,950     $  789,968
  Gross unrealized appreciation $170,002     $  264,666     $   21,555
  Gross unrealized depreciation (197,886)            --           (336)
  Net unrealized appreciation
    (depreciation)           $  (027,884)    $  264,666     $   21,219

5. Other Expenses. Effective November 1, 1997, all expenses and support services are provided by the Advisor under a Service Agreement for a fee based on a percentage of average net assets. This percentage is 0.53% for the High Yield Fund, 0.52% for the Government Fund and 0.60% for the Bond Fund; the fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and certain promotional expenses.

6.  Net Assets.  At December 31, 1998, net assets include the following:

                                  High Yield     Government     Bond
                                  Fund           Fund           Fund

Net paid in capital on
 shares of beneficial interest    $7,161,443     $5,875,580     $1,086,085
Undistributed net investment income       63             --             --
Accumulated net realized losses     (979,316)      (377,427)      (283,776)
Net unrealized appreciation
 (depreciation) of investments       (27,884)       264,666         21,219
Total net assets                  $6,154,306     $5,762,819     $  823,528

The High Yield Fund reclassified $889,905 from accumulated net realized losses to paid in capital as a result of permanent book and tax differences relating to expired capital loss carryovers for the year ended December 31, 1998. The reclassification had no impact on net asset value.

7. Investment Transactions. Purchases and sales of securities other than short-term securities for the year ended December 31, 1998 were as follows:

                        High Yield Fund     Government Fund     Bond Fund
     Purchases               $2,667,218         $2,468,984     $  726,029
     Sales                    2,751,524          2,571,348      1,016,713

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

                      High Yield Fund           Government Fund           Bond Fund
                      Year Ended 9 Months Ended Year Ended 9 Months Ended Year Ended Year Ended
                      December   December       December   December       December    December
                      31, 1998   31, 1997       31, 1998   31, 1997       31, 1998    31, 1997
In Dollars
Shares sold          $1,538,776  $1,756,590     $711,549   $(,500,312     $ (21,820)  $ (80,744)
Shares issued in
  reinvestment of
  dividends             416,840     326,962      252,269      205,143        43,625      83,381
 Total shares issued  1,955,616   2,083,552      963,818      705,455        65,445     164,125
Shares redeemed      (2,059,115) (2,014,210)    (883,583)  (1,267,395)     (391,417) (3,128,587)
Net increase
  (decrease)         $ (103,499) $   69,342     $ 80,235   $ (561,940)    $(325,972)$(2,964,462)
In Shares
Shares sold             215,057     245,860       70,939       51,780         1,050       6,491
Shares issued in
  reinvestment of
  dividends              58,572      45,466       25,110       21,075         2,084       1,490
Total shares issued     273,629     291,326       96,049       72,855         3,134       7,981
Shares redeemed        (288,852)   (279,507)     (88,226)    (130,825)      (18,595)   (151,880)
Net increase (decrease) (15,223)     11,819        7,823      (57,970)      (15,461)   (143,899)